As filed with the Securities and Exchange Commission on February 28, 1996



                    Registration Nos. 33-35827 and 811-06139
                    (The 59 Wall Street European Equity Fund)
                 (The 59 Wall Street Pacific Basin Equity Fund)

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 17

                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940



                                AMENDMENT NO. 23






                          THE 59 WALL STREET FUND, INC.
               (Exact name of Registrant as specified in charter)

                6 St. James Avenue, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 423-0800

PHILIP W. COOLIDGE                    Copy to:  JOHN E. BAUMGARDNER, JR.,ESQ.
6 St. James Avenue                              Sullivan & Cromwell
Boston, Massachusetts 02116                     125 Broad Street
(Name and Address of Agent for Service)         New York, New York
10004

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to pursuant to paragraph (b)
[ ] on (date)  pursuant  to  paragraph  (b)
[ ] 60 days  after  filing  pursuant  to paragraph (a) (i)
[ ] on (date)  pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number of its shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on December 29, 1995 for Registrant's fiscal year ended October 31, 1995.



================================================================================

                                EXPLANATORY NOTE




         This Amendment (the "Amendment") to the Registrant's Registration Statement relates to the Prospectus of The 59 Wall European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund (each a "Fund", collectively the "Funds"), each a series of shares of the Registrant. The other series of shares of the Registrant The 59 Wall Small Company Fund is offered by the Prospectus that was included in Part A of Amendment 22 to the Registrant's Registration Statement ("Amendment No. 22"). Two other series of shares of the Registrant (The 59 Wall Street U.S. Equity Fund and The 59 Wall Street Short/Intermediate Fixed Income Fund) are offered by the Prospectus that was included in Part A of Amendment No. 20 to the Registrant's Registration Statement ("Amendment No. 20"). The remaining series of shares of the Registrant (The 59 Wall Street International Equity Fund") was offered by the Prospectus that was included in Part A of Amendment No. 15 to the Registrant's Registration Statement ("Amendment No. 15").

         This Amendment does not relate to, amend or otherwise affect the Prospectus of The 59 Wall Small Company Fund, which is incorporated herein by reference from Amendment No. 22, the Prospectus of The 59 Wall Street U.S. Equity Fund and The 59 Wall Street Short/Intermediate Fixed Income Fund, which is incorporated herein by reference from Amendment No. 20, and the Prospectus of The 59 Wall Street International Equity Fund, which is incorporated herein by reference from Amendment No. 15.


 WS5230M

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(C))

N-1A ITEM NO.                                         LOCATION

PART A
  Item 1.  Cover Page . . . . . . . . . . . . . . . . Cover Page
  Item 2.  Synopsis . . . . . . . . . . . . . . . . . Expense Table
  Item 3.  Condensed Financial Information. . . . . . Financial Highlights
  Item 4.  General Description of Registrant. . . . . Description of Shares;
                                                      Investment Objective and
                                                      Policies; Investment
                                                      Restrictions
  Item 5.  Management of the Fund . . . . . . . . . . Management of the
                                                      Corporation; Expense
                                                      Table
  Item 5A. Management's Discussion of Fund
            Performance . . . . . . . . . . . . . .   Not Applicable
  Item 6.  Capital Stock and Other Securities . . . . Description of Shares;
                                                      Purchase of Shares;
                                                      Dividends and
                                                      Distributions; Taxes
  Item 7.  Purchases of Securities Being Offered. . . Management of the
                                                      Corporation of Shares; Net
                                                      Asset Value; Dividends and
                                                      Distributions
  Item 8.  Redemption or Repurchase . . . . . . . . . Redemption of Shares
  Item 9.  Pending Legal Proceedings. . . . . . . . . Not Applicable

PART B
  Item 10. Cover Page . . . . . . . . . . . . . . . . Cover Page

  Item 11. Table of Contents. . . . . . . . . . . . . Table of Contents
  Item 12. General Information and History. . . . . . Not Applicable
  Item 13. Investment Objectives and Policies . . . . Investment Objective and
                                                      Policies; Investment
                                                      Restrictions
  Item 14. Management of the Fund . . . . . . . . . . Directors and Officers
  Item 15. Control Persons and Principal Holders
            of Securities . . . . . . . . . . . . .   Directors and Officers
  Item 16. Investment Advisory and Other Services . . Administrators;
                                                      Distributor; Investment
                                                      Adviser
  Item 17. Brokerage Allocation and Other Practices . Portfolio Transactions
  Item 18. Capital Stock and Other Securities . . . . Description of Shares
  Item 19. Purchase, Redemption and Pricing of
            Securities Being Offered. . . . . . . .   Purchase of Shares; Net
                                                      Asset Value; Redemption
                                                      in Kind
  Item 20. Tax Status . . . . . . . . . . . . . . . . Federal Taxes
  Item 21. Underwriters . . . . . . . . . . . . . . . Administrator;
                                                      Distributor; Purchase of
                                                      Shares
  Item 22. Calculation of Performance Data. . . . . . Computation of Performance
  Item 23. Financial Statements . . . . . . . . . . . Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

================================================================================

PROSPECTUS

                     The 59 Wall Street European Equity Fund
                  The 59 Wall Street Pacific Basin Equity Fund

                 6 St. James Avenue, Boston, Massachusetts 02116

================================================================================

     The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund are separate portfolios of The 59 Wall Street Fund, Inc. Shares of each Fund are offered by this Prospectus.

     The European Equity Fund and the Pacific Basin Equity Fund are each designed to enable investors to participate in the opportunities available in foreign equity markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.

     Investments in the funds are neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

     Brown Brothers Harriman & Co. is the investment adviser to, the administrator of and the shareholder servicing agent for each Fund. Shares of the Funds are offered at net asset value and without a sales charge to customers of Brown Brothers Harriman & Co. and to other investors of means who can assume the risk involved in investing in equity securities of foreign-based companies.


     This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about each Fund that a prospective investor ought to know before investing. Additional information about each Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1996. This information is incorporated herein by reference and is available without charge upon request from the Funds' distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.


================================================================================

THESE SECURITIES HAVE  NOT BEEN  APPROVED  OR  DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================


                The date of this Prospectus is February 28, 1996.

                               TABLE OF CONTENTS
                                                                            Page

Expense Table...........................................................       3
Financial Highlights....................................................       4
Investment Objective and Policies.......................................       5
Investment Restrictions.................................................      11
Purchase of Shares......................................................      11
Redemption of Shares....................................................      12
Management of the Corporation...........................................      13
Net Asset Value.........................................................      17
Dividends and Distributions.............................................      17
Taxes...................................................................      17
Description of Shares...................................................      19
Additional Information .................................................      20
Appendix................................................................      21



                          TERMS USED IN THIS PROSPECTUS


Corporation.........................  The 59 Wall Street Fund, Inc.

Funds...............................  The 59 Wall Street European Equity Fund
                                          (the "European Equity Fund")
                                      The 59 Wall Street Pacific Basin Equity
                                          Fund (the "Pacific Basin Equity Fund")


Investment Adviser and Administrator  Brown Brothers Harriman & Co.


Subadministrator....................  59 Wall Street Administrators, Inc.
                                          ("59 Wall Street Administrators")


Distributor.........................  59 Wall Street Distributors, Inc.
                                          ("59 Wall Street Distributors")


1940 Act............................  The Investment Company Act of 1940,
                                          as amended

EXPENSE TABLE
================================================================================

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of each Fund, and the aggregate annual operating expenses of each Fund, as a percentage of average net assets of that Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                    European      Pacific Basin
                                                   Equity Fund     Equity Fund
                                                   ------------   --------------
  Sales Load Imposed on Purchases...............       None            None
  Sales Load Imposed on Reinvested Dividends....       None            None
  Deferred Sales Load...........................       None            None
  Redemption Fee................................       None            None


                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)


                                                         European  Pacific Basin
                                                       Equity Fund  Equity Fund
                                                       ----------- -------------

  Investment Advisory Fee...........................         0.65%         0.65%
  12b-1 Fee.........................................         None          None

  Other Expenses
    Administration Fee  ............................  0.15%          0.15%
    Shareholder Servicing/Eligible Institution Fee..  0.25           0.25
    Other Expenses .................................  0.19   0.59    0.19  0.59
                                                      ----   ----    ----  ----
  Total Operating Expenses Paid by Fund.............         1.24%         1.24%
  Expenses paid by commissions/expense offset
    arrangements....................................         0.19          0.19
                                                             ----          ----
      Total Fund Operating Expenses.................         1.43%         1.43%
                                                             ====          ====

                Example                       1 year  3 years  5 years  10 years
                -------                       ------  -------  -------  --------

   European Equity Fund: A shareholder of
   the Fund would pay the following expenses
   on a $1,000 investment, assuming (1) 5%
   annual return, and (2) redemption at the
   end of each time period:..................   $15     $45      $78      $171
                                                ---     ---      ---      ----
   Pacific Basin Equity Fund: A shareholder
   of the Fund would pay the following
   expenses on a $1,000 investment, assuming
   (1) 5% annual return, and (2) redemption
   at the end of each time period:...........    $15    $45      $78      $171
                                                 ---    ---      ---      ----


     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than each Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of each Fund bear directly or indirectly.

     For more information with respect to the expenses of each Fund see "Management of the Corporation" herein.

FINANCIAL HIGHLIGHTS
================================================================================

     The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.



                                        European Equity Fund                        Pacific Basin Equity Fund
                              ------------------------------------------     -----------------------------------------
                                   For the years ended October 31,              For the years ended October 31,
                              ------------------------------------------     -----------------------------------------
                              1995      1994     1993     1992     1991      1995      1994     1993     1992     1991
                              ----      ----     ----     ----     ----      ----      ----     ----     ----     ----
Net asset value,
   beginning of year....     $31.82    $31.17    $27.15   $25.35   $25.00    $39.85    $39.87   $27.53   $27.65   $25.00
Income from invest-
   ment operations:
   Net investment
     income.............       0.45      0.39      0.21     0.29     0.31      0.11      0.14    0.14      0.12     0.10
   Net realized and
     unrealized gain....       2.09      1.80      6.09     1.74     0.04     (4.50)     1.26    13.18     0.33     2.55
Less dividends and
   distributions:
   Dividends to share-
     holders from net
     investment income         --       (0.25)    (0.36)   (0.23)     --      (0.00)*   (0.14)   (0.02)   (0.18)     --
   Distributions to share-
     holders from net
     realized gains.....      (2.41)    (1.29)    (1.91)     --       --      (5.58)    (1.28)   (0.96)   (0.39)     --
  Distributions to share-
     holders in excess of
     net realized gains..       --       --       (0.01)     --       --        --        --       --       --       --
                              -----    ------    ------    -----    -----     -----    -----     -----   -----    -----
Net asset value, end
   of year............       $31.95    $31.82    $31.17   $27.15   $25.35    $29.88    $39.85   $39.87   $27.53   $27.65
                              =====    ======    ======   ======   ======    ======    ======   ======  =======   ======
Cumulative investment
   return.............         9.42%     7.35%    24.82%    7.87%    1.60%  (10.62)%     3.48%   50.01%    1.68%   10.68%
Ratios/Supplemental
   Data:
   Net assets, end of
     period (000's
     omitted).........     $116,955  $110,632   $88,860  $27,426  $14,231  $114,932  $120,469  $92,863  $31,250  $20,492
Expenses as a
  percentage of
  average net assets:
  Expenses paid by
     Fund.............         1.24%     1.37%     1.50%    1.50%    1.50%     1.24%     1.29%    1.50%    1.50%    1.50%
  Expenses paid by
     commissions**....         0.05%      n/a       n/a      n/a      n/a      0.05%     n/a       n/a     n/a      n/a
  Expense offset
     arrangements.....         0.14%      n/a       n/a      n/a      n/a      0.14%     n/a       n/a     n/a      n/a
                              -----    ------    ------    -----    -----     -----    -----     -----   -----    -----
   Total expenses.....         1.43%     1.37%     1.50%    1.50%    1.50%     1.43%    1.29%     1.50%   1.50%    1.50%
Ratio of net investment
   income to average
   net assets.........         1.55%     1.30%     1.28%    1.71%    1.54%     0.53%    0.39%     0.62%   0.43%    0.64%
Portfolio turnover rate           72%     124%       37%      50%      58%       82%      86%       79%     84%      56%
Average commission
   rate paid per share***    $0.0216       --        --       --       --   $0.0092       --        --      --       --

------------

  *  Less than $0.01 per share.

 ** A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.

*** Most foreign securities markets do not charge commissions based on a rate per share but as a percentage of the principal value of the transaction. As a result, the above rate is not indicative of the commission arrangements currently in effect.


     Further information about performance of the Funds is contained in the Fund's annual report to shareholders which may be obtained without charge.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

     The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

     The investment objective of each Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of that Fund's outstanding voting securities as defined in the 1940 Act". (See "Additional Information" in this Prospectus.) However, the investment policies of each Fund as described below are not fundamental and may be changed without such approval.

     The assets of the European Equity Fund under normal circumstances are fully invested in equity securities of companies based in the European Economic Community (Germany, France, Italy, United Kingdom, Spain, Netherlands, Belgium, Denmark, Greece, Portugal, Ireland, Luxembourg), as well as Switzerland, Austria, Norway, Sweden, Finland, Turkey, the Czech Republic, Slovakia, Hungary, Poland and Romania, although no more than 5% of that Fund's assets is invested in securities of any single Eastern European country. The following table is a comparison of market capitalization, Gross Domestic Product (GDP) and population of European countries.



                               EUROPEAN STATISTICS

                                               Market                    Gross Domestic
                                           Capitalization                    Product                Population
                                     -------------------------    ---------------------------   -------------------
                                      Dollars           % of          Dollars           % of                   % of
                                     (Billions)        Total*       (Billions)         Total*   (Millions)    Total*
                                     ----------        ------       ----------         ------   ----------    ------
EUROPEAN UNION
--------------
  UNITED KINGDOM .................     1,344            32.9           1,025            13.1        58         11.6
  GERMANY.........................       586            14.3           1,834            23.4        81         16.2
  FRANCE .........................       525            12.8           1,420            18.1        58         11.6
  NETHERLANDS ....................       287             7.0             334             4.3        15          3.0
  ITALY ..........................       208             5.1           1,018            13.0        57         11.4
  SWEDEN .........................       192             4.7             197             2.5         9          1.8
  SPAIN ..........................       149             3.6             483             6.2        39          7.8
  BELGIUM ........................       110             2.7             217             2.8        10          2.0
  DENMARK ........................        50             1.2             146             1.9         5          1.0
  FINLAND ........................        36             0.9              97             1.2         5          1.0
  AUSTRIA ........................        34             0.8             185             2.4         8          1.6
  IRELAND.........................        26             0.6              52             0.7         4          0.8
  PORTUGAL........................        22             0.5              68             0.9        10          2.0
  GREECE..........................        17             0.4              78             1.0        10          2.0
  LUXEMBOURG..................             5             0.1              10             0.1         1          0.2
                                       -----            ----           -----            ----       ---         ----
    SUBTOTAL......................     3,591            87.8           7,164            91.6       370         73.9

OTHER WESTERN EUROPE
--------------------
  SWITZERLAND.....................       402             9.8             257             3.3         7          1.4
  NORWAY..........................        43             1.1             123             1.6         4          0.8
  TURKEY.........................         31             0.8             132             1.7        61         12.2
                                       -----            ----           -----            ----       ---         ----
    SUBTOTAL......................       476            11.6             512             6.6        72         14.4

WESTERN EUROPE TOTAL..............     4,067            99.4           7,676            98.1       442         88.2

EASTERN EUROPE
--------------
  CZECH REPUBLIC..................        17             0.4              36             0.5        10          2.0
  POLAND..........................         5             0.1              68             0.9        39          7.8
  HUNGARY ........................         1             0.0              41             0.5        10          2.0
                                       -----           -----           -----           -----      -----       -----
    SUBTOTAL......................        23             0.6             145             1.9        59         11.8
                                       -----           -----           -----           -----      -----       -----
EUROPE TOTAL......................     4,090           100.0           7,821           100.0       501        100.0
                                       =====           ======          =====           =====      =====       =====

Sources:   International Monetary Fund and Datastream.
           GDP and population data is for 1994. Market capitalization data is as of December 31, 1995.
----------
 * Figures may not add due to rounding differences.

     The assets of the Pacific Basin Equity Fund under normal circumstances are fully invested in equity securities of companies based in Pacific Basin countries, including Japan, Hong Kong, Australia, Malaysia, Singapore, South Korea, Taiwan, Thailand, India, Philippines, Indonesia, New Zealand, China, Pakistan, Sri Lanka and Bangladesh. The following table is a comparison of market capitalization, GDP and population of Pacific Basin countries.





                            PACIFIC BASIN STATISTICS

                                              Market                     Gross Domestic
                                          Capitalization                     Product                Population
                                      ----------------------          ---------------------     ------------------
                                      Dollars           % of          Dollars          % of                   % of
                                    (Billions)          Total       (Billions)         Total   (Millions)     Total
                                     --------           -----        --------          -----    --------      -----
JAPAN.............................     3,670            67.5           4,591            64.4       125          4.3
HONG KONG.........................       305             5.6             147             2.1         6          0.2
AUSTRALIA.........................       230             4.2             323             4.5        18          0.6
MALAYSIA .........................       217             4.0              71             1.0        19          0.7
SINGAPORE.........................       203             3.7              69             1.0         3          0.1
TAIWAN............................       192             3.5             262             3.7        21          0.7
KOREA.............................       182             3.3             380             5.3        45          1.5
THAILAND..........................       142             2.6             143             2.0        59          2.0
INDIA.............................       122             2.3             258             3.6       902         30.9
INDONESIA.........................        66             1.2             175             2.4       192          6.6
PHILIPPINES ......................        59             1.1              64             0.9        67          2.3
NEW ZEALAND.......................        33             0.6              51             0.7         3          0.1
PAKISTAN..........................        10             0.2              51             0.7       127          4.4
SRI LANKA.........................         2             0.1              12             0.2        18          0.6
CHINA.............................         2             0.1             508             7.1     1,196         41.0
BANGLADESH........................         1             0.0              25             0.4       115          4.0
                                       -----           -----           -----           -----     -----        -----
TOTAL.............................     5,436           100.0           7,130           100.0     2,916        100.0
                                       =====           =====           =====           =====     =====        =====


Sources:    I.M.F. and Datstream
            Population and GDP figures are as of 1994 (except for India GDP based on 1993); market capitalization as of 1995.



     Although the assets of each of the Funds are expected to be invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, corporation or limited partnership interests, rights and warrants. These equity securities may be purchased directly or in the form of American Depository Receipts, European Depository Receipts or other similar securities representing securities of foreign-based companies. Although each of the Funds invests primarily in equity securities which are traded on foreign or domestic securities exchanges, equity securities which are traded in foreign or domestic over-the-counter markets may be purchased for each of the Funds. (See "Investment Restrictions".)

     The Investment Adviser uses the investment research and economic studies made available to it by leading banks and brokers around the world, as well as the analysis and judgment of the investment professionals in its New York, Tokyo and London offices, to allocate the assets of each Fund among the countries in which a Fund may invest and to identify market sectors, industries and companies with favorable prospects.

     Criteria for determining the appropriate allocation of investments among various countries focus on liquidity conditions, valuation levels, earnings growth potential, and technical factors. Included among these criteria are the more traditional analyses of relative economic growth, expected levels of inflation, currency prospects and government policies. In response to changes or anticipated changes in these criteria, a particular country's representation in a Fund's portfolio is increased, decreased or eliminated. As a result of applying these criteria a Fund's assets are allocated among countries in a manner which does not reflect the relative size or valuation of a country's capital market or a country's relative GDP or population.

     In constructing the portfolio of securities of each Fund, emphasis is placed on the equity securities of larger companies with strong longer term fundamentals such as leading industry position, effective management, competitive products and services, high or improving return on investment and a sound financial structure. Selection of individual equities is the product of a disciplined process which systematically evaluates growth expectations relative to price levels.

     Foreign Currency Exchange Transactions. Because securities denominated in currencies other than the U.S. dollar are bought and sold for the Funds, and interest, dividends and sale proceeds are received by each of the Funds in currencies other than the U.S. dollar, foreign currency exchange transactions from time to time are entered into for the Funds to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

     These transactions are agreements to exchange currencies at a specific rate either for settlement two days thereafter (i.e., spot market or spot contracts) or for settlement on a future date (i.e., forward contracts). Forward contracts may be entered into only in an attempt to protect against possible changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. At any time the effect of future changes in the foreign exchange rate arising from an outstanding forward contract can be offset by entering into an offsetting forward contract expiring on the same date.

     These foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day. Spot contracts and forward contracts generally have no deposit requirements and are traded at a net price without commission.

     Since consideration of the prospect for currency parities are incorporated into the Investment Adviser's long-term investment decisions, foreign currency hedging transactions with respect to portfolio security positions are not routinely entered into for either Fund. However, the Investment Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest, including the closing out or offsetting of an existing position.

     Although these transactions may reduce the risk of loss due to a decline in the value of the hedged currency, they also tend to limit the potential for gain. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     Neither spot nor forward foreign exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Corporation may, in the future, seek to achieve each Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.

     Risk Factors. Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. The value of the investments of the Funds may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of GDP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign company. The foreign investments made for either Fund are made in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund holds various foreign currencies from time to time, the value of the net assets of each Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Fund also incurs costs in connection with conversion between various currencies.

     In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the investments of each Fund are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

     Special Risks Concerning Eastern Europe and Developing Countries. The European Equity Fund may invest in securities of issuers based in Eastern Europe and in developing countries. The Pacific Basin Equity Fund may invest a substantial portion of its assets in the securities of issuers based in developing countries. These investments may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of fully developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; and (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries.

     Investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The governments of some of these countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, less well developed accounting standards exist in some of these countries. Finally, even though currencies may be currently convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.


                               Hedging Strategies

     Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indices may be purchased for a Fund. Put and call options on currency may also be purchased for the Funds for the sole purpose of reducing risk. (See Appendix on page 21 for more detail.)

     For the same purpose, put and call options on stocks may be purchased and futures contracts on stock indexes may be entered into for a Fund, although in each case the current intention is not to do so in such a manner that more than 5% of a Fund's net assets would be at risk.

     Put and call option contracts may be purchased for a Fund only to the extent permitted by the policies of state securities authorities in states in which shares of that Fund are qualified for offer and sale. Over- the-counter options ("OTC Options") purchased are treated as not readily marketable. (See "Investment Restrictions".)

                               Portfolio Brokerage


     The portfolio of each of the Funds is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all securities in a Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. The portfolio turnover rate for the European Equity Fund was 72% for the fiscal year ended October 31, 1995. For the same time period, the portfolio turnover rate for the Pacific Basin Equity Fund was 82%. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.


     In effecting securities transactions for a Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged.

     The Investment Adviser may direct a portion of a Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from that Fund to pay other unaffiliated service providers on behalf of that Fund for services provided for which that Fund would otherwise be obligated to pay. Such commissions paid by a Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     All of the transactions for the Funds are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser considers the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for that Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, this procedure might adversely affect a Fund.


                           Other Investment Techniques

     Short-Term Instruments. The assets of each Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for each Fund in demand deposit accounts with the Funds' custodian bank.

     Restricted Securities. Securities that have legal or contractual restrictions on their resale may be acquired for a Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities for a Fund reflects any limitation on their liquidity. (See "Investment Restrictions".)

     Loans of Portfolio Securities. Loans up to 30% of the total value of the securities of a Fund are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of a Fund, that Fund's income can be increased by that Fund's continuing to receive income on the loaned securities as well as by the opportunity for that Fund to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to that Fund and its shareholders.

     When-Issued and Delayed Delivery Securities. Securities may be purchased for a Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Fund until delivery and payment take place. At the time the commitment to purchase securities for a Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of that Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

     Investment Company Securities. Subject to applicable statutory and regulatory limitations, the assets of each Fund may be invested in shares of other investment companies. Under the 1940 Act, assets of either Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of that Fund's total assets would be so invested, (ii) 5% or less of the market value of that Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by that Fund.

INVESTMENT RESTRICTIONS
================================================================================

   The Statement of Additional Information for the Funds includes a listing of the specific investment restrictions which govern each Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of a Fund's outstanding voting securities as defined in the 1940 Act" (see
"Additional Information" in this Prospectus), including a restriction that excluding a Fund's investment of all of its investable assets in an open-end investment company with substantially the same investment objective as the Fund, not more than 10% of the net assets of a Fund may be invested in securities that are subject to legal or contractual restrictions on resale.

     As a non-fundamental policy, money is not borrowed for a Fund in an amount in excess of 10% of the assets of that Fund. Money is borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for a Fund at any time at which the amount of its borrowings exceed 5% of its assets.

     Also as a non-fundamental policy, at least 65% of the value of the total assets of each Fund is invested in equity securities of companies based in countries in which that Fund may invest. For these purposes, equity securities are defined as common stock, securities convertible into common stock, corporation or limited partnership interests, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, European Depository Receipts or other similar securities representing common stock of foreign-based companies.

     In accordance with applicable regulations, a Fund does not purchase any restricted security, OTC option, repurchase agreement maturing in more than seven days, security of a foreign issuer which is not listed on a recognized domestic or foreign securities exchange, security of a company which, including predecessors, has a record of less than three years of operations, or other security that is not readily marketable, if after such purchase more than 10% of the market value of that Fund's net assets would be represented by such investments.


     The European Equity Fund and the Pacific Basin Equity Fund are each classified as "non-diversified" under the 1940 Act, which means that neither of these Funds is limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are imposed by the Internal Revenue Code of 1986, as amended). The possible assumption of large positions in the securities of a small number of companies may cause the performance of each of these Funds to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.


PURCHASE OF SHARES
================================================================================

     An investor may open a Fund account only through 59 Wall Street Distributors, the Funds' exclusive Distributor. The Funds' Shareholder Servicing Agent (see page 15) and each Eligible Institution (see page 15) may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for their respective customers. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept.

     Shares of each Fund are offered on a continuous basis at their net asset value without a sales charge. Shares of each Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day.

     An investor who has a custody account with Brown Brothers Harriman & Co. may place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., which as an Eligible Institution holds such shares in its name on behalf of that customer. For such a customer, Brown Brothers Harriman & Co. arranges for the payment of the purchase price of Fund shares. Brown Brothers Harriman & Co. has established for its customers a minimum initial and a minimum subsequent purchase requirement for each Fund of $5,000, except that the minimum initial and minimum subsequent purchase requirements for individual retirement accounts, 401(k) plans and defined contribution plans are $1,000.

     An investor who does not have a custody account with Brown Brothers Harriman & Co. must place purchase orders for Fund shares with the Corporation through the Funds' Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank or a check certified by a U.S. bank, a wire transfer or a duly authorized bank guarantee that immediately available funds are transferred to the Corporation on the third business day after the purchase order has been executed. For purposes of determining the payment date, a business day is a day on which banks in the State of New York are open for business. Brown Brothers Harriman & Co., the Funds' Shareholder Servicing Agent has established a minimum initial purchase requirement and a minimum subsequent purchase requirement for each Fund of $25,000 and $10,000, respectively. Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Funds should be directed to Brown Brothers Harriman & Co., the Funds' Shareholder Servicing Agent. (See back cover for address and phone number.)

     Shares of each Fund may be purchased by exchanging securities acceptable to the Corporation for shares of either of the Funds. The Corporation does not accept a security in exchange for Fund shares unless (a) the security is consistent with the investment objective and policies of the Fund for whose shares the security is being exchanged, and (b) the security is deemed acceptable by the Investment Adviser. Securities offered in exchange for shares of either Fund are valued in accordance with the usual valuation procedures for the Funds. (See "Net Asset Value" on page 17.)


REDEMPTION OF SHARES
================================================================================

     Shares held by Brown Brothers Harriman & Co. on behalf of a shareholder may be redeemed by submitting a redemption request in good order to Brown Brothers Harriman & Co. Proceeds from the redemption of Fund shares are credited to the shareholder's account with Brown Brothers Harriman & Co.

     Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Funds' Shareholder Servicing Agent (see back cover for address and phone number). Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder.


     A redemption request in good order must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available funds" generally on the third business day after the redemption request is executed, and in any event within seven days. For purposes of determining the payment date, a business day is a day on which banks in the State of New York are open for business.

                         Redemptions By the Corporation

     The Funds' Shareholder Servicing Agent (see page 15) and each Eligible Institution (see page 15) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed, in which case the redemption fee would also apply. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., the Funds' Shareholder Servicing Agent, has established a minimum account size of $25,000 and Brown Brothers Harriman & Co., as an Eligible Institution, has established a minimum account size of $5,000 ($1,000 for eligible individual retirement accounts, 401(k) plans and defined contribution plans).


                         Further Redemption Information

     In the event a shareholder redeems all shares held in a Fund, future purchases of shares of that Fund by such shareholder would be subject to that Fund's minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

     An  investor  should  be  aware  that  redemptions  from a Fund  may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     The Corporation has reserved the right to pay the amount of a redemption from a Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from that Fund. See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)


MANAGEMENT OF THE CORPORATION
================================================================================

                             Directors and Officers

     The Directors, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of each Fund, as set forth below, decide upon matters of general policy. Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Funds and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Directors and Officers" in the Statement of Additional Information.)

     The Directors of the Corporation are:
       J.V. Shields,  Jr.
          Chairman and Chief Executive Officer of
           Shields & Company

     Eugene P. Beard
        Executive Vice President-Finance and
          Operations of The Interpublic Group of
           Companies

     David P. Feldman
          Corporate Vice President-Investment
           Management of AT&T

     Alan G. Lowy
          Private Investor

      Arthur D. Miltenberger
          Vice President and Chief Financial Officer of Richard K. Mellon and Sons


                               Investment Adviser

     The Investment Adviser to each Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.


     Brown  Brothers  Harriman & Co.  provides  investment  advice and portfolio management services to each Fund. Subject to the general supervision of the Corporation's Directors, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for each Fund, places the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1995, it managed total assets of approximately $20 billion.

     Mr. John A. Nielsen is the portfolio manager for the Funds. Mr. Nielsen is the partner responsible for international equity investment management at Brown Brothers Harriman & Co. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968.


     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreements, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of each Fund. Brown Brothers Harriman & Co. also receives an administration fee and a shareholder servicing/eligible institution fee from each Fund equal to 0.15% and 0.25%, respectively, of each Fund's average daily net assets.

     The investment advisory services of Brown Brothers Harriman & Co. to each Fund are not exclusive under the terms of the Investment Advisory Agreements. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all reference to "59 Wall Street".

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                  Administrator

     Brown Brothers Harriman & Co. acts as Administrator for the Corporation. (See "Administrator" in the Statement of Additional Information.)

     In its capacity as Administrator, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the

Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and each Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for each Fund and reports to each Fund's shareholders and the Securities and Exchange Commission.

     For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.15% of that Fund's average daily net assets.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon but not in excess of the amount paid to the Administrator from the Funds.


                           Shareholder Servicing Agent

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in a Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an eligible institution.


                              Eligible Institutions

     The Corporation has entered into an eligible institution agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to shareholders of and prospective investors in the Funds who have a custody account with Brown Brothers Harriman & Co., among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, Brown Brothers Harriman & Co. receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom Brown Brothers Harriman & Co. was the holder or agent of record.

     The eligible institution agreement with Brown Brothers Harriman & Co. is non-exclusive and the Corporation expects from time to time to enter into similar agreements with other financial institutions. At such time as any such similar agreement is entered into, references in this Prospectus to shareholders of and prospective investors in the Funds who have a custody account with Brown Brothers Harriman & Co. shall include such shareholders of and prospective investors in the Funds who have an account with the financial institution which entered into such other agreement, except as expressly stated in this Prospectus.

                                   Distributor

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and each Fund's prospectus as required under federal and state securities laws. See "Distributor" in the Statement of Additional Information.

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian, Transfer and Dividend Disbursing Agent for each Fund.

     As Custodian, it is responsible for maintaining books and records of each Fund's portfolio transactions and holding each Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for each Fund in demand deposit accounts at the Custodian. State Street employs subcustodians, each of which has been approved by the Board of Directors in accordance with the regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for foreign assets held outside the United States for each Fund. The Board of Directors monitors the activities of the Custodian and each subcustodian. Subject to the supervision of the Administrator, the Custodian maintains each Fund's accounting and portfolio transaction records and for each day computes each Fund's net asset value. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of each Fund's shares.


                              Independent Auditors

     Deloitte & Touche LLP are the independent auditors for the Funds.

NET ASSET VALUE
================================================================================

     Each Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

     The determination of each Fund's net asset value per share is made by subtracting from the value of the total assets of a Fund the amount of its liabilities and dividing the difference by the number of shares of that Fund outstanding at the time the determination is made.

     Values of assets in each Fund's portfolio are determined on the basis of their market or other fair value. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)


DIVIDENDS AND DISTRIBUTIONS
================================================================================

     Substantially all of each Fund's net investment income and realized net short-term capital gains in excess of net long-term capital losses ("Net Income") is declared and paid to shareholders at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains in excess of net short-term capital losses is declared and paid to shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to shareholders of record on the record date.

     Unless a shareholder otherwise elects, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder whose shares are held by Brown Brothers Harriman & Co. on behalf of the shareholder and who elects to have dividends and capital gains distributions paid in cash has the amount of such dividends and capital gains distributions automatically credited to the shareholder's account with Brown Brothers Harriman & Co. Such a shareholder who elects to have dividends and capital gains distributions reinvested is able to do so, in both whole and fractional shares.

     A shareholder whose shares are held directly in the shareholder's name on the books of the Corporation and who elects to have dividends and capital gains distributions paid in cash receives a check in the amount of such dividends and capital gains distributions. Such a shareholder who elects to have dividends and capital gains distributions reinvested is able to do so, in both whole and fractional shares.


TAXES
================================================================================

     Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds are not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for that Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements.

     Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Funds are not eligible for the dividends-received deduction allowed to corporate shareholders because the income of the Funds does not consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

     Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in a Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

     The Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% in value of a Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by a Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of that Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation makes the election, each Fund shareholder would be required in computing federal income tax liability to include in income that shareholder's proportionate share of the amount of foreign income taxes paid by that Fund and would be entitled to claim either a credit (which is subject to certain limitations), or, if deductions are itemized, a deduction for that shareholder's share of the foreign income taxes paid by that Fund. (No deduction is permitted in computing alternative minimum tax liability.) Certain entities, including Corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Code, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to a Fund's shareholders.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.


                              State and Local Taxes

     The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

     Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in a Fund since alternative investments are available which would not be subject to United States withholding tax.

                                Other Information

     Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.


DESCRIPTION OF SHARES
================================================================================

     The Corporation is an open-end management investment company organized on July 16, 1990, as a corporation under the laws of the State of Maryland. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617) 423-0800.

     The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $.001 per share, of which 25,000,000 as shares of the European Equity Fund and 25,000,000 as shares of the Pacific Basin Equity Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are four such series in addition to the Funds.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of that Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, Brown Brothers Harriman & Co., as an Eligible Institution, may vote any shares as to which Brown Brothers Harriman & Co. is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which Brown Brothers Harriman & Co. is the agent of record. Any shares so voted by Brown Brothers Harriman & Co. are deemed represented at the meeting for purposes of quorum requirements.

ADDITIONAL INFORMATION
================================================================================

     As used in this Prospectus, the term "majority of a Fund's outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of that Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present in person or represented by proxy; or (ii) more than 50% of that Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     Each Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-Europe and MSCI-Pacific). To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings from various sources, such as Micropal, may be quoted.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX--HEDGING STRATEGIES
================================================================================

     Options on Stock Indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for a Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     Options on Currencies. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for a Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

     The value of a currency option purchased for a Fund depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies for a Fund is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

The 59 Wall Street Fund, Inc.


Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts  02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

(800) 625-5759








No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and the statement of additional information, in connection with the offer contained in this prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the corporation or the distributor. This prospectus does not constitute an offer by the corporation or by the distributor to sell or the solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the corporation or the distributor to make such offer in such jurisdiction.


                                     [Logo]



                              European Equity Fund
                           Pacific Basin Equity Fund



                                   PROSPECTUS

                                February 8, 1996

================================================================================

STATEMENT OF ADDITIONAL INFORMATION

                     THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116




================================================================================

         The 59 Wall Street European Equity Fund (the "European Equity Fund") and The 59 Wall Street Pacific Basin Equity Fund (the "Pacific Basin Equity Fund") (each a "Fund" and collectively the "Funds") are separate portfolios of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is designed to enable investors to participate in the opportunities available in foreign equity markets. The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that a Fund's investment objective will be achieved.


         Brown Brothers Harriman & Co. is each Fund's investment adviser (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated February 28, 1996, a copy of which may be obtained from the Corporation at the address noted above.



                                TABLE OF CONTENTS

                                                              CROSS-REFERENCE TO
                                                      PAGE    PAGE IN PROSPECTUS


Investment Objective and Policies  .  .  .  .  .       2                 5-10
Investment Restrictions   .  .  .  .  .  .  .  .       9                 13
Investment Adviser  .  .  .  .  .  .  .  .  .  .       12                13-14
Administrator .  .  .  .  .  .  .  .  .  .  .  .       13                14-15
Distributor   .  .  .  .  .  .  .  .  .  .  .  .       14                16
Net Asset Value; Redemption in Kind   .  .  .  .       14                17

Computation of Performance   .  .  .  .  .  .  .       15                20
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .       16                17- 19
Description of Shares  .  .  .  .  .  .  .  .  .       19                19
Portfolio Transactions .  .  .  .  .  .  .  .  .       20                9-10
Additional Information .  .  .  .  .  .  .  .  .       22                20
Financial Statements   .  .  .  .  .  .  .  .  .       23                4




THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY 28, 1996.

INVESTMENT OBJECTIVE AND POLICIES



================================================================================


         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of each Fund.

                               EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              DOMESTIC INVESTMENTS

         The assets of the Funds are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                          FUTURES AND OPTIONS CONTRACTS

         OPTIONS ON STOCK. For the sole purpose of reducing risk, put and call options on stocks may be purchased for a Fund, although in each case the current intention is not to do so in such a manner that more than 5% of a Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for a Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

         Covered call options may also be sold (written) on stocks for a Fund, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

         FUTURES CONTRACTS ON STOCK INDEXES AND FOREIGN CURRENCIES. For the sole purpose of reducing risk, futures contracts on stock indexes ("Futures Contracts") may be entered into for a Fund, although the current intention is not to do so in such a manner that more than 5% of a Fund's net assets would be at risk. Futures contracts on foreign currencies may also be entered into for each Fund, although in each case the current intention is not to do so.


         In order to assure that a Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

         Futures Contracts provided for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

         In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund would rise in value by an amount which approximately offsets the decline in value of the portion of that Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

         The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of a Fund being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for a Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When a Fund enters into a Futures Contract, it is initially required to deposit with that Fund's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with that Fund's futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

         Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange). Investments in Futures Contracts on non-U.S. stock indexes and options on such Futures Contracts by U.S. investors, such as the Funds, currently are prohibited by the Commodities Exchange Act unless the CFTC has designated a board of trade as a contract market for such Futures Contracts or options.

         Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

         Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of a Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which that Fund seeks a hedge.

                          LOANS OF PORTFOLIO SECURITIES

         Securities of a Fund may be loaned if such loans are secured continuously by cash or equivalent liquid short term securities as collateral or by an irrevocable letter of credit in favor of that Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays a Fund any income accruing thereon, and cash collateral may be invested for that Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Fund. Securities of a Fund are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation or Brown Brothers Harriman & Co.


                             SHORT-TERM INVESTMENTS

         Although it is intended that the assets of each Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of that Fund's investment objective and long-term investment perspective, a Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when a Fund experiences large cash inflows through issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with that Fund's investment objective are unavailable in sufficient quantities, assets of that Fund may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. (See clause (vi) under the caption "State and Federal Restrictions".) At the time a Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements.

         REPURCHASE AGREEMENTS. Repurchase agreements may be entered into for a Fund only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. A Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value, including accrued interest, at least equal to 100% of the dollar amount invested on behalf of that Fund in each agreement along with accrued interest. Payment for such securities is made for that Fund only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Fund may be delayed or limited in certain circumstances. Repurchase agreements with more than seven days to maturity are treated as not readily marketable. (See clause (vi) under the caption "State and Federal Restrictions".)

INVESTMENT RESTRICTIONS



================================================================================


         Each Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of that Fund's outstanding voting securities as defined in the 1940 Act". (See "Additional Information".)

         Except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Funds, may not:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions";

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

         (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph
(6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

         (10) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S.

Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction, and provided further, that neither Fund shall be subject to this restriction.


         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies the Corporation, on behalf of each Fund, may not as a matter of operating policy (except that the Corporation may invest all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, securities are not purchased at any time at which the amount of its borrowings exceeds 5% of its total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of that its net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale would be made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company are not purchased if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it,
(vi) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities ; invest more than 15% of its net assets in over-the-counter options, time deposits with a maturity of more than seven days, repurchase agreements maturing in more than seven days, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange and other securities that are illiquid or otherwise not readily marketable, (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer is deemed a single class and all preferred stock of an issuer is deemed a single class, except that futures and option contracts are not subject to this restriction, (viii) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years of continuous operation, or (ix) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Corporation, or is an officer or partner of the Investment Adviser, if after the purchase of the securities of such issuer for one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed for a Fund without shareholder approval in response to changes in the various state and federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

DIRECTORS AND OFFICERS



================================================================================

         The Directors and executive officers of the Corporation, their principal occupations during the past five years (although their titles may have varied during the period) and business address are:


                          DIRECTORS OF THE CORPORATION



         J.V. SHIELDS, JR.* --


 Chairman of

the Board and Director; Trustee of The 59 Wall Street Trust (since September
1990); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 71 Broadway,
 New York, NY

10006.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Executive Vice President - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.




DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust (since September 1990); Corporate Vice President Investment Management of American Telephone and Telegraph Co., Inc.; Director of Dreyfus Mutual Funds, Equity Fund of Latin America (since prior to April 1990), New World Balanced Fund (since prior to May 1990), India Magnum Fund (since prior to September 1990), and U.S. Prime Properties Inc. (since February 1990); Trustee of Corporate Property Investors. His business address is American Telephone and Telegraph Co., Inc., One Oak Way, Room 2EA 176, Berkeley Heights, NJ 07922.

         ALAN  G. LOWY** --




 Director; Trustee of The 59 Wall Street Trust (since April 1993); Private investor; Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.




         ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust (since February 1992); Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Enterprise Corporation (prior to 1992), Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994), Computer Renaissance, Inc. (prior to March 1990), and I&M Orchards, Inc. (prior to 1991); and Member of Valuation Committee of T. Rowe Price Threshold Fund, L.P. (prior to 1992), Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                          OFFICERS OF THE CORPORATION


         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") (since June 1990) and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG (since prior to December 1990).

         JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

         THOMAS M. LENZ -- Secretary; Senior Vice President and Associate General Counsel of SFG (since prior to November 1990); Assistant Secretary of 59 Wall Street Distributors (since May 1991) and 59 Wall Street Administrators (since June 1993).

         BARBARA M. O'DETTE -- Assistant Treasurer; Assistant Treasurer of SFG , 59 Wall Street Distributors (since June 1990) and 59 Wall Street Administrators (since June 1993) .




DAVID G. DANIELSON --

 Assistant

Treasurer; Assistant Manager of SFG (since May 1991); Graduate Student, Northeastern University (prior to March 1991).

         BRIAN J. HALL -- Assistant Treasurer; Senior Fund Administrator of SFG (since November 1991); Senior State Regulation Administrator of The Boston Company (prior to November 1991).

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors (since June
1990) and 59 Wall Street Administrators (since June 1993).
-------------------------


* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer.


** These Directors are members of the Audit Committee of the Corporation.


(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Enterprise Corporation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.


         Each Director and officer listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, Elder, Lenz, Danielson and Hall and Mss. Mugler and O'Dette also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.


         Except for Mr. Shields, no Director is an "interested person" of the Corporation as that term is defined in the 1940 Act.

The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000. The aggregate compensation to each Director from the Corporation and the Fund Complex (the Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series) was less than $60,000.


         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Corporation itself requires no employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or, other than the Chairman, receive any compensation from a Fund.


         As of January 31, 1996, the Corporation's Directors and officers as a group beneficially owned less than 1% of the outstanding shares of the Corporation. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of a Fund. However, as of that date, partners of Brown Brothers Harriman & Co. and their immediate families owned 75,226 (1.9%) and 75,351 (1.7%) shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund. Also, Brown Brothers Harriman & Co. Employee Pension Plan on that date held

66,742 (1.7%) and 83,467 (1.9%) shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund. Brown Brothers Harriman & Co. and its affiliates separately are able to direct the disposition of an additional 1,705,973 (43.2%) and 2,032,652 (47.2%) shares, respectively, of the European Equity Fund and the Pacific Basin Equity Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.


INVESTMENT ADVISER



================================================================================


         Under its Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of each Fund, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to each Fund.
 In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for each Fund, to place the purchase and sale orders for the portfolio transactions of each Fund and to manage, generally, each Fund's investments.


         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Corporation is dated September 5, 1990 as amended and restated November 1, 1993. The agreement remains in effect for two years from its date and thereafter, but only so long as such agreement is specifically approved with respect to each Fund at least annually (i) by a vote of the holders of a "majority of that Fund's outstanding voting securities as defined in the 1940 Act" or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to that Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on August 22, 1995. The Investment Advisory Agreement terminates automatically if assigned and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of that Fund's outstanding voting securities as defined in the 1940 Act" on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation. (See "Additional Information".)


         With respect to the European Equity Fund, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Fund's average daily net assets. Prior to November 1, 1993, the investment advisory fee was an annual rate equal to 0.75% of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, respectively, the Fund incurred $372,553, $663,717 and $715,205, respectively, for advisory services.

         With respect to the Pacific Basin Equity Fund, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of that Fund's average daily net assets. Prior to November 1, 1993, the investment advisory fee was an annual rate equal to 0.75% of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, respectively, the Fund incurred $410,421, $740,878 and $695,032, respectively, for advisory services.


         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Funds. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Corporation or were prohibited from acting in such capacity, it is expected that the Directors would recommend to the shareholders that they approve a new investment advisory agreement for each Fund with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Corporation and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATOR



================================================================================


         The Administration Agreement between the Corporation and
Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement.

 (See "Investment Adviser".) The Independent Directors most recently approved the Corporation's Administration Agreement on August 22, 1995. The agreement will terminate automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities as defined in the 1940 Act". (See "Additional Information".) The Administration Agreement is terminable by the Corporation's Directors or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation.

         The administrative fee payable to Brown Brothers Harriman & Co. from each Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of each Fund's average daily net assets. Prior to November 1, 1993, 59 Wall Street Distributors served as administrator for the Corporation and was paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets. For the fiscal year ended October 31, 1993 the European Equity Fund and Pacific Basin Equity Fund incurred $24,837, and $27,361, respectively, for administrative services. For the fiscal year ended October 31, 1994 the European Equity Fund and Pacific Basin Equity Fund incurred $153,165 and $170,972, respectively, for administrative services. For the fiscal years ended October 31, 1995 the European Equity Fund and Pacific Basin Equity Fund incurred $165,044 and $160,392, respectively, for administrative services.


DISTRIBUTOR



================================================================================

         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. (See "Investment Adviser".) The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 21, 1996. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of each Fund's outstanding voting securities as defined in the 1940 Act".

 (See "Additional Information".) The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

NET ASSET VALUE; REDEMPTION IN KIND



================================================================================


         The net asset value of each of a Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of a Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of that Fund outstanding at the time the determination is made.

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time at which net assets are valued.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Corporation's Directors.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE



================================================================================


         The average annual total return of a Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

         The total rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


         The average annual rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the fiscal year ended October 31, 1995 was 9.42% and (10.62)%, respectively. The annualized average rate of return for the European Equity Fund and the Pacific Basin Equity Fund for the period November 1, 1990 (commencement of operations) to October 31, 1995 was 9.95% and 9.32%, respectively.


         Performance calculations should not be considered a representation of the average annual or total rate of return of a Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by a Fund and that Fund's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES



===============================================================================


         Each year, the Corporation intends to continue to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code a Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of a Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of that Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). Foreign currency gains that are not directly related to a Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to that Fund's shareholders.

         Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Gains or losses on sales of securities for a Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for that Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for a Fund lapses or is terminated through a closing transaction, such as a repurchase for that Fund of the option from its holder, that Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for a Fund pursuant to the exercise of a call option written for it, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of a Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures for a Fund.

         Certain options contracts held for a Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long that Fund has held such options. A Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

         If shares are purchased for a Fund in certain foreign investment entities, referred to as "passive foreign investment companies", that Fund itself may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by that Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, that Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, that Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to that Fund.

         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

         REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

         FOREIGN TAXES. If the Corporation elects to treat foreign income taxes paid from a Fund as paid directly by that Fund's shareholders, each Fund shareholder would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by that Fund and would be entitled to claim either a credit or a deduction in such amount. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from a Fund from its foreign source income is treated as foreign source income. A Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from a Fund.

         In certain circumstances foreign taxes imposed with respect to a Fund's income may not be treated as income taxes imposed on that Fund. Any such taxes would not be included in that Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to a Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than that Fund.

         OTHER TAXES. A Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

DESCRIPTION OF SHARES



================================================================================

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the European Equity Fund and 25,000,000 as shares of Pacific Basin Equity Fund. The Corporation currently consists of six portfolios.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Corporation may, in the future, seek to achieve each Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23,

1993, each Fund's shareholders approved changes to the investment restrictions to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of each Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

         It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of each Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

         However, subject to applicable statutory and regulatory requirements, the Corporation would not request a vote of a Fund's shareholders with respect to (a) any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS



================================================================================


         In effecting securities transactions for a Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a broker's ability to execute orders without disturbing the market price, a broker's reliability for prompt, accurate confirmations and on-time delivery of securities, and the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions charged by a broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by that broker.

           For the fiscal year ended October 31, 1993, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $240,136 and $521,938, respectively. For the fiscal year ended October 31, 1994, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $601,690 and $910,697, respectively. For the fiscal year ended October 31, 1995, the aggregate commissions paid by the European Equity Fund and the Pacific Basin Equity Fund were $315,790 and $533,000, respectively.


         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

         All of the transactions for the Funds are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Funds. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by a Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Funds in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION



================================================================================


         As used in this Statement of Additional Information and the Prospectus, the term "majority of a Fund's outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of that Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present in person or represented by proxy; or (ii) more than 50% of that Fund's outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, a Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement.
 Each such statement is qualified in all respects by such reference.


FINANCIAL STATEMENTS

================================================================================

         The Annual Report of the Funds dated October 31, 1995 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.



WS5306B

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS:

         Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

         Financial Highlights for the fiscal periods ended October 31, 1991, October 31, 1992, October 31, 1993, October 31, 1994 and October 31, 1995.


         Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

         FOR EACH OF THE 59 WALL STREET EUROPEAN EQUITY
         FUND AND THE 59 WALL STREET PACIFIC BASIN EQUITY
         FUND:


         Portfolio of Investments at October 31, 1995.


         Statement of Assets and Liabilities at October 31, 1995.
         Statement of Operations for the year ended October 31, 1995.
         Statement of Changes in Net Assets for the years ended October 31,
          1994 and October 31, 1995.
         Financial Highlights for the years ended October 31, 1991, October 31,
          1992, October 31, 1993, October 31, 1994 and October 31, 1995.
         Notes to Financial Statements.
         Independent Auditors; Report
         Management's Discussion of Fund Performance


         (B)      EXHIBITS:

                  1  --   (a)     Restated Articles of Incorporation of
                                    the Registrant.(7)
                          (b)     Designation of Series of The 59 Wall Street
                                    Small Company Fund.(7)
                          (c)     Designation of Series of The 59 Wall Street
                                    Short/Intermediate Fixed Income Fund. (7)
                          (d)     Designation of Series of The 59 Wall Street
                                    U.S. Equity Fund.(7)
                          (e)     Designation of Series of The 59 Wall Street
                                    International Equity Fund.(7)
                          (f)     Designation of Series of The 59 Wall Street
                                    Short Term Fund. (7)

                  2  --           Amended and Restated By-Laws of the
                                    Registrant.(7)


                  3  --           Not Applicable.

                  4  --           Not Applicable.

                  5  --  (a)     Advisory Agreement with respect to
                                    The 59 Wall Street European Equity Fund

                                    and The 59 Wall Street Pacific Basin
                                    Equity Fund.(7)

                         (b)     Advisory Agreement with respect to The 59
                                    Wall Street Small Company Fund.(5)

                  6  --          Form of Amended and Restated Distribution
                                    Agreement.(3)


                  7  --          Not Applicable.


                  8  --  (a)     Form of Custody Agreement.(2)

                         (b)     Form of Transfer Agency Agreement.(2)

                  9  --  (a)     Amended and Restated Administration
                                    Agreement.(5)

                         (b)     Subadministrative Services Agreement.(5)

                         (c)     Form of License Agreement.(1)

                         (d)     Amended and Restated Shareholder Servicing
                                    Agreement.(5)

                         (e)     Amended and Restated Eligible Institution
                                    Agreement.(5)


                         (f)     Expense Reimbursement Agreement with respect

                                    to The 59 Wall Street Small Company
                                    Fund.(5)


                         (g)     Expense Reimbursement Agreement with respect

                                    to The 59 Wall Street European Equity
                                    Fund.(5)

                         (h)      Expense Reimbursement Agreement with respect

                                      to The 59 Wall Street Pacific Basin Equity
                                      Fund.(5)

              10  --              Opinion of Counsel (including consent).(2)

              11  --              Independent auditors' consent.(7)


              12  --              Not Applicable.


              13  --              Copies of investment representation letters
                                     from initial shareholders.(2)


              14  --              Not Applicable.

              15  --              Not Applicable.


              16  --              Schedule for Computation of Performance
                                     Quotations.(4)

              17  --              Financial Data Schedule.(7)

              18  --              Powers of Attorney.(6)


(1)     Filed with the initial Registration Statement on July 16, 1990.
(2)     Filed with Pre-Effective Amendment No. 1 to this Registration
            Statement on October 9, 1990.
(3)     Filed with Post-Effective Amendment No. 1 to this Registration
            Statement on February 14, 1991.
(4)     Filed with Post-Effective Amendment No. 2 to this Registration
            Statement on March 1, 1992.
(5)     Filed with Post-Effective Amendment No. 5 to this Registration
            Statement on December 30, 1993.

(6)     Filed with Post-Effective Amendment No. 14 to this Registration
            Statement on January 17, 1995.
(7)     Filed herewith.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT.

         See "Directors and Officers", in the Statement of Additional Information filed as part of this Registration Statement.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES.

         TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

          COMMON STOCK                               (as of January 31,  1996)

        The 59 Wall Street Small Company Fund                 439

       The 59 Wall Street European Equity Fund              1,236
     The 59 Wall Street Pacific Basin Equity Fund           1,335
The 59 Wall Street Short/Intermediate Fixed Income Fund       116
        The 59 Wall Street U.S. Equity Fund                   345
     The 59 Wall Street International Equity Fund               0


ITEM 27.          INDEMNIFICATION

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The Registrant's investment adviser, Brown Brothers
Harriman & Co. ("BBH & Co."), is a New York limited partnership.
BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 29.          PRINCIPAL UNDERWRITERS.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, MA 02116. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 59 Wall Street Distributors      with the Registrant
-------------            ---------------------------      --------------------

Philip W. Coolidge       Chief Executive                  President
                          Officer, President
                          and Director

John R. Elder            Assistant Treasurer              Treasurer


Linda T. Gibson          Assistant Secretary                     --

Thomas M. Lenz           Assistant Secretary              Secretary

Molly S. Mugler          Assistant Secretary              Assistant Secretary

Andres E. Saldana        Assistant Secretary                     --

Linwood C. Downs         Treasurer                               --

Barbara M. O'Dette       Assistant Treasurer               Assistant Treasurer

David G. Danielson              --                         Assistant Treasurer


Brian J. Hall                   --                         Assistant Treasurer


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

Laurence E. Levine      Director                                  --
First International
  Capital Ltd.
130 Sunrise Avenue
Palm Beach, FL  33480




         (c)      Not Applicable.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         6 St. James Avenue
         Boston, MA 02116

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
         (investment adviser, administrator, eligible institution and shareholder servicing agent)

         59 Wall Street Distributors, Inc.
         6 St. James Avenue
         Boston, MA 02116
         (distributor)

         59 Wall Street Administrators, Inc.
         6 St. James Avenue
         Boston, MA 02116
        (subadministrator)

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171
         (custodian and transfer agent)

ITEM 31.          MANAGEMENT SERVICES.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.          UNDERTAKINGS.

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N1-A ("Registration Statement") pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 21st day of February, 1996.

                                               THE 59 WALL STREET FUND, INC.

                                               By /S/ PHILIP W. COOLIDGE

                                               (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.
Signature                                     Title

/s/ J.V. SHIELDS, JR.                         Director and Chairman of
the Board
(J.V. Shields, Jr.)


/s/ PHILIP W. COOLIDGE                        President (Principal
Executive (Philip W. Coolidge)                 Officer)



/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)


/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/S/ JOHN R. ELDER                             Treasurer
(John R. Elder)

                                INDEX TO EXHIBITS


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

1(a)             Restated Articles of Incorporation of the Registrant
1(b)             Designation of Series of The 59 Wall Street Small Company Fund
                 of the Registrant
1(c)             Designation of Series of The 59 Wall Street Short/
                 Intermediate Fixed Income Fund
1(d)             Designation of Series of The 59 Wall Street U.S.
                 Equity Fund
1(e)             Designation of Series of The 59 Wall Street
                 International Equity Fund
1(f)             Designation of Series of The 59 Wall Street Short
                 Term Fund

2                Amended and Restated By-Laws of the Registrant.

5 Advisory Agreement with respect to The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund.


11               Consent of Deloitte & Touche LLP


17               Financial Data Schedule








 WS5230M


                                      C-10